Supplementary Financial Statement Information - Schedule of Other Financial Income (Expenses), Net (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Schedule of Other Financial Income (Expenses), Net [Abstract]
Interest income	$ 27	$ 76
Fair value adjustments of warrants	6	4,114
Warrants issuance costs		(473)
Exchange rate differences, Net	(644)	172
Bank fees	(6)	(10)
Other financial income (expenses), net	$ (617)	$ 3,879